Exhibit 99.1
Cyxtera Announces Update on REIT Conversion

Miami, FL – November 16, 2022 – Cyxtera (NASDAQ: CYXT), a global leader in data center colocation and interconnection services, today announced that its Board of Directors has determined to target completion of its previously announced conversion to a real estate investment trust (“REIT”) for federal income tax purposes on January 1, 2024 instead of January 1, 2023. Cyxtera’s decision is not due to any issue impacting the company’s ability to meet the requirements to elect REIT status, but rather to maintain flexibility as it considers alternatives for the company and its capital structure.

“Our company continues to perform well, and we remain confident in the strength of our business and the robust demand for our global platform of highly interconnected data centers” said Nelson Fonseca, Cyxtera’s Chief Executive Officer. “As the expected tax and financial benefits of the REIT conversion are long term in nature, delaying the conversion allows Cyxtera to focus on its capital raising and refinancing process while considering alternatives for the company and its capital structure without sacrificing any material benefit of the REIT conversion to the company and its stockholders.”

About Cyxtera

Cyxtera is a global leader in colocation and interconnection services, with a footprint of more than 60 data centers in over 30 markets. With IT infrastructure becoming increasingly hybrid, complex, and distributed, Cyxtera continues to expand its portfolio beyond space and power to deliver more cloud-like and flexible infrastructure solutions across its global data center platform and robust partner ecosystem. Today, Cyxtera provides more than 2,300 enterprise and government customers with the technology solutions they need to scale faster, achieve financial goals, and gain a competitive advantage. For more information, please visit www.cyxtera.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Cyxtera intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about Cyxtera’s capital raising and refinancing efforts, Cyxtera’s exploration of alternatives for the company and its capital structure, the demand for Cyxtera’s services, and Cyxtera’s plans to convert to a REIT and the timing of such conversion, are forward-looking statements and should be evaluated as such.  The forward-looking statements involve risks and uncertainties, and you should not place undue reliance on these forward-looking statements. Actual results may differ materially from expectations discussed in such forward-looking statements. Although Cyxtera believes that its forward-looking statements are based on reasonable assumptions, its expected results may not be achieved, and actual results may differ materially from its expectations. There are a number of factors that could cause actual results and developments to differ materially, including the risk that Cyxtera will not be able to complete the refinancing of its existing debt and/or capital raising on acceptable terms, or at all; the risk that one or more alternatives may not be available to Cyxtera on favorable terms, or at all; the risk that Cyxtera’s exploration of alternatives for the company and its capital structure or the public announcement thereof may be disruptive to the company’s business operations, cause Cyxtera’s stock price to fluctuate significantly, divert the attention of Cyxtera’s management and its board of directors and/or negatively impact Cyxtera’s ability to attract, retain and motivate key employees; Cyxtera’s ability to address the significant implementation and operational complexities required to complete a conversion to a REIT, including, without limitation, completing internal reorganizations and modifying accounting and information technology systems, and receiving any necessary stakeholder and other approvals; Cyxtera’s ability to apply highly technical and complex provisions of the US Internal Revenue Code, as amended, to its operations; and the timing to complete conversion to a REIT, if at all. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Press Contact:
Janice Clayton
press@cyxtera.com

Investor Relations Contact:
Greer Aviv
greer.aviv@cyxtera.com

Source: Cyxtera Technologies, Inc.